                                                                  Exhibit 23(o)

                                   POWER OF ATTORNEY

            KNOW  ALL  MEN  BY  THESE  PRESENTS,   that  the
undersigned,  constitutes  and  appoints  Tane T.  Tyler and
Mitchell   J.   Lindauer   each  as  my  true   and   lawful
attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my capacity as a Trustee of Oppenheimer  Main Street  Opportunity  Fund (the "Fund"),
to sign on my  behalf  any and all  Registration  Statements
(including  any  post-effective  amendments to  Registration
Statements)   under  the   Securities   Act  of  1933,   the
Investment  Company  Act of  1940  and  any  amendments  and
supplements   thereto,   and  proxy   statements   or  other
documents in  connection  thereunder,  and to file the same,
with  all   exhibits   thereto,   and  other   documents  in
connection therewith,  with the U.S. Securities and Exchange
Commission,   granting  unto  said   attorneys-in-fact   and
agents,  and each of them,  full power and  authority  to do and  perform  each and  every act and  thing  requisite  and necessary to be done in and about the premises,  as fully as to all  intents  and  purposes  as I might  or  could  do in person,  hereby  ratifying  and  confirming  all  that  said
attorneys-in-fact   and  agents,   and  each  of  them,  may
lawfully do or cause to be done by virtue hereof.

Dated this 28th day of June, 2004

/s/ William L. Armstrong
------------------------
William L. Armstrong

Witness:  /s/ Kathleen Ives
          -----------------
        Kathleen Ives
        Assistant Secretary
                                  POWER OF ATTORNEY

            KNOW  ALL  MEN  BY  THESE  PRESENTS,   that  the
undersigned,  constitutes  and  appoints  Tane T.  Tyler and
Mitchell   J.   Lindauer   each  as  my  true   and   lawful
attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my capacity as a Trustee of Oppenheimer  Main Street  Opportunity  Fund (the "Fund"),
to sign on my  behalf  any and all  Registration  Statements
(including  any  post-effective  amendments to  Registration
Statements)   under  the   Securities   Act  of  1933,   the
Investment  Company  Act of  1940  and  any  amendments  and
supplements   thereto,   and  proxy   statements   or  other
documents in  connection  thereunder,  and to file the same,
with  all   exhibits   thereto,   and  other   documents  in
connection therewith,  with the U.S. Securities and Exchange
Commission,   granting  unto  said   attorneys-in-fact   and
agents,  and each of them,  full power and  authority  to do and  perform  each and  every act and  thing  requisite  and necessary to be done in and about the premises,  as fully as to all  intents  and  purposes  as I might  or  could  do in person,  hereby  ratifying  and  confirming  all  that  said
attorneys-in-fact   and  agents,   and  each  of  them,  may
lawfully do or cause to be done by virtue hereof.

Dated this 28th day of June, 2004

/s/ Robert G. Avis
------------------
Robert G. Avis

Witness: /s/ Kathleen Ives
         -----------------
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW  ALL  MEN  BY  THESE  PRESENTS,   that  the
undersigned,  constitutes  and  appoints  Tane T.  Tyler and
Mitchell   J.   Lindauer   each  as  my  true   and   lawful
attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my capacity as a Trustee of Oppenheimer  Main Street  Opportunity  Fund (the "Fund"),
to sign on my  behalf  any and all  Registration  Statements
(including  any  post-effective  amendments to  Registration
Statements)   under  the   Securities   Act  of  1933,   the
Investment  Company  Act of  1940  and  any  amendments  and
supplements   thereto,   and  proxy   statements   or  other
documents in  connection  thereunder,  and to file the same,
with  all   exhibits   thereto,   and  other   documents  in
connection therewith,  with the U.S. Securities and Exchange
Commission,   granting  unto  said   attorneys-in-fact   and
agents,  and each of them,  full power and  authority  to do and  perform  each and  every act and  thing  requisite  and necessary to be done in and about the premises,  as fully as to all  intents  and  purposes  as I might  or  could  do in person,  hereby  ratifying  and  confirming  all  that  said
attorneys-in-fact   and  agents,   and  each  of  them,  may
lawfully do or cause to be done by virtue hereof.

Dated this 28th day of June, 2004

/s/ George C. Bowen
-------------------
George C. Bowen

Witness: /s/ Kathleen Ives
         -----------------
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW  ALL  MEN  BY  THESE  PRESENTS,   that  the
undersigned,  constitutes  and  appoints  Tane T.  Tyler and
Mitchell   J.   Lindauer   each  as  my  true   and   lawful
attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my capacity as a Trustee of Oppenheimer  Main Street  Opportunity  Fund (the "Fund"),
to sign on my  behalf  any and all  Registration  Statements
(including  any  post-effective  amendments to  Registration
Statements)   under  the   Securities   Act  of  1933,   the
Investment  Company  Act of  1940  and  any  amendments  and
supplements   thereto,   and  proxy   statements   or  other
documents in  connection  thereunder,  and to file the same,
with  all   exhibits   thereto,   and  other   documents  in
connection therewith,  with the U.S. Securities and Exchange
Commission,   granting  unto  said   attorneys-in-fact   and
agents,  and each of them,  full power and  authority  to do and  perform  each and  every act and  thing  requisite  and necessary to be done in and about the premises,  as fully as to all  intents  and  purposes  as I might  or  could  do in person,  hereby  ratifying  and  confirming  all  that  said
attorneys-in-fact   and  agents,   and  each  of  them,  may
lawfully do or cause to be done by virtue hereof.

Dated this 28th day of June, 2004

/s/ Edward L. Cameron
---------------------
Edward L. Cameron

Witness: /s/ Kathleen Ives
         -----------------
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW  ALL  MEN  BY  THESE  PRESENTS,   that  the
undersigned,  constitutes  and  appoints  Tane T.  Tyler and
Mitchell   J.   Lindauer   each  as  my  true   and   lawful
attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my capacity as a Trustee of Oppenheimer  Main Street  Opportunity  Fund (the "Fund"),
to sign on my  behalf  any and all  Registration  Statements
(including  any  post-effective  amendments to  Registration
Statements)   under  the   Securities   Act  of  1933,   the
Investment  Company  Act of  1940  and  any  amendments  and
supplements   thereto,   and  proxy   statements   or  other
documents in  connection  thereunder,  and to file the same,
with  all   exhibits   thereto,   and  other   documents  in
connection therewith,  with the U.S. Securities and Exchange
Commission,   granting  unto  said   attorneys-in-fact   and
agents,  and each of them,  full power and  authority  to do and  perform  each and  every act and  thing  requisite  and necessary to be done in and about the premises,  as fully as to all  intents  and  purposes  as I might  or  could  do in person,  hereby  ratifying  and  confirming  all  that  said
attorneys-in-fact   and  agents,   and  each  of  them,  may
lawfully do or cause to be done by virtue hereof.

Dated this 28th day of June, 2004

/s/ Jon S. Fossel
-----------------
Jon S. Fossel

Witness: /s/ Kathleen Ives
         -----------------
        Kathleen Ives
        Assistant Secretary

                                 POWER OF ATTORNEY

            KNOW  ALL  MEN  BY  THESE  PRESENTS,   that  the
undersigned,  constitutes  and  appoints  Tane T.  Tyler and
Mitchell   J.   Lindauer   each  as  my  true   and   lawful
attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my capacity as a Trustee of Oppenheimer  Main Street  Opportunity  Fund (the "Fund"),
to sign on my  behalf  any and all  Registration  Statements
(including  any  post-effective  amendments to  Registration
Statements)   under  the   Securities   Act  of  1933,   the
Investment  Company  Act of  1940  and  any  amendments  and
supplements   thereto,   and  proxy   statements   or  other
documents in  connection  thereunder,  and to file the same,
with  all   exhibits   thereto,   and  other   documents  in
connection therewith,  with the U.S. Securities and Exchange
Commission,   granting  unto  said   attorneys-in-fact   and
agents,  and each of them,  full power and  authority  to do and  perform  each and  every act and  thing  requisite  and necessary to be done in and about the premises,  as fully as to all  intents  and  purposes  as I might  or  could  do in person,  hereby  ratifying  and  confirming  all  that  said
attorneys-in-fact   and  agents,   and  each  of  them,  may
lawfully do or cause to be done by virtue hereof.

Dated this 28th day of June, 2004

/s/ Sam Freedman
----------------
Sam Freedman

Witness: /s/ Kathleen Ives
         -----------------
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW  ALL  MEN  BY  THESE  PRESENTS,   that  the
undersigned,  constitutes  and  appoints  Tane T.  Tyler and
Mitchell   J.   Lindauer   each  as  my  true   and   lawful
attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my capacity as a Trustee of Oppenheimer  Main Street  Opportunity  Fund (the "Fund"),
to sign on my  behalf  any and all  Registration  Statements
(including  any  post-effective  amendments to  Registration
Statements)   under  the   Securities   Act  of  1933,   the
Investment  Company  Act of  1940  and  any  amendments  and
supplements   thereto,   and  proxy   statements   or  other
documents in  connection  thereunder,  and to file the same,
with  all   exhibits   thereto,   and  other   documents  in
connection therewith,  with the U.S. Securities and Exchange
Commission,   granting  unto  said   attorneys-in-fact   and
agents,  and each of them,  full power and  authority  to do and  perform  each and  every act and  thing  requisite  and necessary to be done in and about the premises,  as fully as to all  intents  and  purposes  as I might  or  could  do in person,  hereby  ratifying  and  confirming  all  that  said
attorneys-in-fact   and  agents,   and  each  of  them,  may
lawfully do or cause to be done by virtue hereof.

Dated this 28th day of June, 2004

/s/ Beverly Hamilton
--------------------
Beverly Hamilton

Witness: /s/ Kathleen Ives
         -----------------
        Kathleen Ives
        Assistant Secretary

                  POWER OF ATTORNEY

            KNOW  ALL  MEN  BY  THESE  PRESENTS,   that  the
undersigned,  constitutes  and  appoints  Tane T.  Tyler and
Mitchell   J.   Lindauer   each  as  my  true   and   lawful
attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my capacity as a Trustee of Oppenheimer  Main Street  Opportunity  Fund (the "Fund"),
to sign on my  behalf  any and all  Registration  Statements
(including  any  post-effective  amendments to  Registration
Statements)   under  the   Securities   Act  of  1933,   the
Investment  Company  Act of  1940  and  any  amendments  and
supplements   thereto,   and  proxy   statements   or  other
documents in  connection  thereunder,  and to file the same,
with  all   exhibits   thereto,   and  other   documents  in
connection therewith,  with the U.S. Securities and Exchange
Commission,   granting  unto  said   attorneys-in-fact   and
agents,  and each of them,  full power and  authority  to do and  perform  each and  every act and  thing  requisite  and necessary to be done in and about the premises,  as fully as to all  intents  and  purposes  as I might  or  could  do in person,  hereby  ratifying  and  confirming  all  that  said
attorneys-in-fact   and  agents,   and  each  of  them,  may
lawfully do or cause to be done by virtue hereof.

Dated this 28th day of June, 2004

/s/ Robert J. Malone
--------------------
Robert J. Malone

Witness: /s/ Kathleen Ives
         -----------------
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW  ALL  MEN  BY  THESE  PRESENTS,   that  the
undersigned,  constitutes  and  appoints  Tane T.  Tyler and
Mitchell   J.   Lindauer   each  as  my  true   and   lawful
attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my capacity as a Trustee of Oppenheimer  Main Street  Opportunity  Fund (the "Fund"),
to sign on my  behalf  any and all  Registration  Statements
(including  any  post-effective  amendments to  Registration
Statements)   under  the   Securities   Act  of  1933,   the
Investment  Company  Act of  1940  and  any  amendments  and
supplements   thereto,   and  proxy   statements   or  other
documents in  connection  thereunder,  and to file the same,
with  all   exhibits   thereto,   and  other   documents  in
connection therewith,  with the U.S. Securities and Exchange
Commission,   granting  unto  said   attorneys-in-fact   and
agents,  and each of them,  full power and  authority  to do and  perform  each and  every act and  thing  requisite  and necessary to be done in and about the premises,  as fully as to all  intents  and  purposes  as I might  or  could  do in person,  hereby  ratifying  and  confirming  all  that  said
attorneys-in-fact   and  agents,   and  each  of  them,  may
lawfully do or cause to be done by virtue hereof.

Dated this 28th day of June, 2004

/s/ F. William Marshall
-----------------------
F. William Marshall

Witness: /s/ Kathleen Ives
         -----------------
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW  ALL  MEN  BY  THESE  PRESENTS,   that  the
undersigned,  constitutes  and  appoints  Tane T.  Tyler and
Mitchell   J.   Lindauer   each  as  my  true   and   lawful
attorney-in-fact  and agent, with full power of substitution and resubstitution,  for me and in my capacity as a Trustee,
President and  Principal  Executive  Officer of  Oppenheimer
Main Street  Opportunity  Fund (the  "Fund"),  to sign on my behalf any and all  Registration  Statements  (including any post-effective  amendments to Registration Statements) under the Securities  Act of 1933,  the Investment  Company Act of
1940 and any amendments and supplements  thereto,  and proxy statements or other documents in connection thereunder,  and to file the  same,  with all  exhibits  thereto,  and  other documents in connection therewith,  with the U.S. Securities
and    Exchange     Commission,     granting    unto    said
attorneys-in-fact  and agents,  and each of them, full power and  authority  to do and  perform  each and  every  act and thing  requisite  and  necessary to be done in and about the premises,  as  fully as to all  intents  and  purposes  as I
might  or  could  do  in  person,   hereby   ratifying   and
confirming all that said  attorneys-in-fact  and agents, and each of them,  may lawfully do or cause to be done by virtue hereof.

Dated this 28th day of June, 2004

/s/ John V. Murphy
------------------
John V. Murphy

Witness: /s/ Kathleen Ives
         -----------------
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW  ALL  MEN  BY  THESE  PRESENTS,   that  the
undersigned,  constitutes  and  appoints  Tane T.  Tyler and
Mitchell   J.   Lindauer   each  as  my  true   and   lawful
attorney-in-fact  and agent, with full power of substitution
and  resubstitution,   for  me  and  in  my  capacity  as  a
Treasurer and Principal  Financial and Accounting Officer of
Oppenheimer Main Street  Opportunity  Fund (the "Fund"),  to
sign  on my  behalf  any  and  all  Registration  Statements
(including  any  post-effective  amendments to  Registration
Statements)   under  the   Securities   Act  of  1933,   the
Investment  Company  Act of  1940  and  any  amendments  and
supplements   thereto,   and  proxy   statements   or  other
documents in  connection  thereunder,  and to file the same,
with  all   exhibits   thereto,   and  other   documents  in
connection therewith,  with the U.S. Securities and Exchange
Commission,   granting  unto  said   attorneys-in-fact   and
agents,  and each of them,  full power and  authority  to do and  perform  each and  every act and  thing  requisite  and necessary to be done in and about the premises,  as fully as to all  intents  and  purposes  as I might  or  could  do in person,  hereby  ratifying  and  confirming  all  that  said
attorneys-in-fact   and  agents,   and  each  of  them,  may
lawfully do or cause to be done by virtue hereof.

Dated this 28th day of June, 2004

/s/ Brian W. Wixted
-------------------
Brian W. Wixted

Witness: /s/ Kathleen Ives
         -----------------
        Kathleen Ives
        Assistant Secretary